UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 4, 2026

Madison Air Solutions Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-43236	41-2529345
(State or other jurisdiction of incorporation or organization)	(Commission File Number):	(I.R.S. Employer Identification Number)

444 West Lake Street, Suite 4460
Chicago, IL 60606
(Address of principal executive offices)

(312) 262-6374
(Registrants telephone number, including area code)

Check the appropriate box below if the Form 9-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Class A common stock, par value $0.0000001	MAIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12.b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.
Seventh Amendment to Credit Agreement
On June 4, 2026 Madison IAQ LLC (the “Borrower”), a wholly owned indirect subsidiary of Madison Air Solutions Corporation, Madison IAQ II LLC (“Holdings”) and certain subsidiaries of the Borrower, as guarantors, and Wells Fargo Bank, National Association, as administrative agent, entered into the Seventh Amendment to Credit and Guaranty Agreement (the “Seventh Amendment”) to the Credit and Guaranty Agreement, dated as of June 21, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Holdings, the guarantors party thereto, the lenders from time to time party thereto and the administrative agent.
The Seventh Amendment, among other things, reduced the interest rate charged on the Borrower’s incremental term loan facility under the Credit Agreement from Term Secured Overnight Financing Rate (“Term SOFR”) plus an applicable margin of 2.75% to Term SOFR plus an applicable margin of 1.75%. The other terms of the Credit Agreement remained materially unchanged.
Borrowings under the Credit Agreement are subject to the Credit Agreement’s various covenants and other restrictions as described in the Credit Agreement.
The description above is only a summary of the material provisions of the Seventh Amendment and is qualified in its entirety by reference to the copy of the Seventh Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included under Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1
Seventh Amendment to Credit and Guaranty Agreement, dated as of June 4, 2026 among Madison IAQ LLC, as borrower, Madison IAQ II LLC and certain subsidiaries of the borrower, as guarantors, and Wells Fargo Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Madison Air Solutions Corporation (Registrant)

Date:	June 5, 2026	By:	/s/ JJ FOLEY
JJ Foley
Chief Financial Officer